Exhibit 10.26



                           RECEIVABLES SALE AGREEMENT

                          DATED AS OF DECEMBER 19, 2000

                                      AMONG

                                INTERFACE, INC.,
                                 as Originator,

                                       AND

                      INTERFACE SECURITIZATION CORPORATION,
                                    as Buyer

                                    TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
ARTICLE I
AMOUNTS AND TERMS OF THE PURCHASE...................................................-2-
                Section 1.1      Purchase of Receivables............................-2-
                Section 1.2      Payment for the Purchase...........................-3-
                Section 1.3      Purchase Price Credit Adjustments..................-5-
                Section 1.4      Payments and Computations, Etc.....................-6-
                Section 1.5      Transfer of Records................................-6-
                Section 1.6      Characterization...................................-7-


ARTICLE II
REPRESENTATIONS AND WARRANTIES......................................................-7-
               Section 2.1      Representations and Warranties of Originator........-7-


ARTICLE III
CONDITIONS OF PURCHASE.............................................................-11-
               Section 3.1      Conditions Precedent to Purchase...................-11-
               Section 3.2      Conditions Precedent to Subsequent Payments........-11-


ARTICLE IV
COVENANTS..........................................................................-12-
               Section 4.1      Affirmative Covenants of Originator................-12-
               Section 4.2      Negative Covenants of Originator...................-18-


ARTICLE V
TERMINATION EVENTS.................................................................-20-
               Section 5.1      Termination Events.................................-20-
               Section 5.2      Remedies...........................................-22-


ARTICLE VI
INDEMNIFICATION.....................................................................-22-
               Section 6.1      Indemnities by Originator...........................-22-
               Section 6.2      Other Costs and Expenses............................-25-


                                          -i-

ARTICLE VII
MISCELLANEOUS......................................................................-26-
               Section 7.1      Waivers and Amendments.............................-26-
               Section 7.2      Notices............................................-26-
               Section 7.3      Protection of Ownership Interests of Buyer.........-26-
               Section 7.4      Confidentiality....................................-27-
               Section 7.5      Bankruptcy Petition................................-28-
               Section 7.7      CHOICE OF LAW......................................-29-
               Section 7.8      CONSENT TO JURISDICTION............................-29-
               Section 7.9      WAIVER OF JURY TRIAL...............................-29-
               Section 7.10     Integration; Binding Effect; Survival of Terms.....-29-
               Section 7.11     Counterparts; Severability; Section References.....-30-
               Section 7.12     Subordination......................................-31-

                             Exhibits and Schedules
                             ----------------------

Exhibit I         -        Definitions

Exhibit II        -        Principal Place of Business; Location(s) of Records;
                           Federal Employer Identification Number

Exhibit III       -        Lock-Boxes; Collection Accounts; Collection Banks

Exhibit IV        -        Form of Compliance Certificate

Exhibit V         -        Credit and Collection Policies

Exhibit VI        -        [Intentionally Omitted.]

Exhibit VII       -        Form of Subordinated Note

Schedule A                 List of Documents to Be Delivered to Buyer Prior to
                           the Purchase

                           RECEIVABLES SALE AGREEMENT



         THIS RECEIVABLES SALE AGREEMENT, dated as of December 19, 2000, is by and between Interface, Inc., a Georgia corporation ("Originator") and INTERFACE SECURITIZATION CORPORATION, a Delaware corporation ("Buyer"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto (or, if not defined in Exhibit I hereto, the meaning assigned to such term in Exhibit I to the Purchase Agreement).

                             PRELIMINARY STATEMENTS

                  Each of Bentley Mills, Inc., a Delaware Corporation ("Bentley"), Chatham Marketing Co., a North Carolina corporation
         ("Chatham"), Guilford of Maine Marketing Co., a Nevada corporation ("Guilford"), Intek Marketing Co., a Nevada corporation ("Intek"), Interface Architectural Resources, Inc., a Michigan corporation ("Interface Architectural"), Interface Flooring Systems, Inc., a Georgia corporation ("Interface Flooring"), Pandel, Inc., a Georgia corporation ("Pandel"), Prince Street Technologies, Ltd., a Georgia corporation ("Prince Street"), and Toltec Fabrics, Inc., a Georgia corporation ("Toltec,") is a wholly-owned direct or indirect Subsidiary of Originator.

                  Each of Chatham, Pandel and Interface Architectural (each, a "New Original Seller" and, collectively, the "New Original Sellers") now owns, and from time to time hereafter will own, Receivables.

                  Each of Bentley, Guilford and Interface Flooring is a party to a Transfer Agreement, each dated August 4, 1995, between such Original Seller and Buyer, and each of Intek, Prince Street and Toltec (each, an "Existing Original Seller" and, together with Bentley, Guilford and Interface Flooring, collectively, the "Existing Original Sellers") is party to a Transfer Agreement, each dated December 27, 1996, between such Original Seller and Buyer (each such Transfer Agreement, as previously amended or modified and as in effect on the date hereof, an "Existing Agreement" and, collectively, the "Existing Agreements"), pursuant to which the Buyer purchases receivables from such Existing Original Seller in accordance with the terms thereof. Each of the Existing Original Seller wishes to terminate its respective Existing Agreement in accordance with the terms thereof, and to enter into a Receivables Transfer Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "Transfer Agreement"), pursuant to which the New Original Sellers and the Existing Original Sellers will sell to Originator and Originator will purchase from such New Original Sellers and Existing Original
         Sellers their respective Receivables, together with the Related Security and Collections with respect thereto, in accordance with the terms and conditions thereof.

                  Originator wishes to sell to Buyer and Buyer wishes to purchase from Originator, all of Originator's right, title and interest in and to the Receivables, Related Security and Collections purchased by Originator pursuant to the terms of the Transfer Agreement in accordance with the terms hereof.

                  Each of Originator and Buyer intends the transactions contemplated hereby to be true sales of the Receivables from Originator to Buyer, providing Buyer with the full benefits of ownership of the Receivables, and neither Originator nor Buyer intends these transactions to be, or for any purpose to be characterized as, loans from Buyer to Originator.

                  Following the purchase of Receivables from the Originator, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement dated as of December 19, 2000 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Purchase Agreement") among Buyer, Interface, Inc., as Servicer, Jupiter Securitization Corporation ("Company"), the financial institutions from time to time party thereto as "Financial
         Institutions" and Bank One, NA (Main Office Chicago) or any successor agent appointed pursuant to the terms of the Purchase Agreement, as agent for Company and such Financial Institutions (in such capacity, the "Agent").

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                        AMOUNTS AND TERMS OF THE PURCHASE

         Section 1.1     Purchase of Receivables.
                         ------------------------

                  (a) Effective on the date hereof, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from Originator, all of Originator's right, title and interest in and to all Receivables arising on or after the date hereof through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Buyer shall acquire all of Originator's right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to the date hereof and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables purchased hereunder in accordance with Section 1.2. In connection with consummation of the Purchase Price for any Receivables purchased hereunder, Buyer may request that Originator deliver, and Originator shall deliver, such approvals, opinions, information, reports or documents as Buyer may reasonably request.

                  (b) It is the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed pursuant to Section 1.3, the sale of Receivables hereunder is made without recourse to Originator; provided, however, that (i) Originator shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Originator pursuant to the terms of the Transaction Documents to which Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of Originator. In view of the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, Originator agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Buyer and to the Agent (as Buyer's assignee), evidencing that Buyer has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Buyer. Upon the request of Buyer or the Agent (as Buyer's assignee), Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

         Section 1.2     Payment for the Purchase.
                         ------------------------

                  (a) The Purchase Price for the Purchase of Receivables in existence on the close of business on the Business Day immediately preceding the date hereof (the "Initial Cutoff Date") shall be payable in full by Buyer to the Originator on the date hereof, and shall be paid to Originator in the following manner:

                           (i) by delivery of immediately  available  funds,  to
                  the extent of funds made available to Buyer in connection with its subsequent sale of an interest in such Receivables to the Purchasers under the Purchase Agreement; provided that a portion of such funds shall be offset by any amounts owed by Originator to Buyer on account of the issuance of equity by Buyer to Originator, and

                           (ii) the  balance,  by delivery of the  proceeds of a
                  subordinated revolving loan from Originator to Buyer (a "Subordinated Loan") in an amount not to exceed the least of
                  (A) the remaining unpaid portion of such Purchase Price, (B) the maximum Subordinated Loan that could be borrowed without rendering Buyer's Net Worth less than the Required Capital Amount and (C) the maximum Subordinated Loan that could be borrowed without rendering the Net Value less than the aggregate outstanding principal balance of the Subordinated Loans (including the Subordinated Loan proposed to be made on such date). Originator is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.

The Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by Buyer to Originator or its designee on the date each such Receivable came into existence (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by Originator to Buyer hereunder and that have become due but remain unpaid) and shall be paid to Originator in the manner provided in the following paragraphs (b), (c) and (d).

                  (b) With respect to any Receivables coming into existence after the Initial Cutoff Date, on each Settlement Date, Buyer shall pay the Purchase Price therefor in accordance with Section 1.2(d) and in the following manner:

                  first, by delivery of immediately available funds, to the extent of funds available to Buyer from its subsequent sale of an interest in the Receivables to the Agent for the benefit of the Purchasers under the Purchase Agreement or other cash on hand;

                  second, by delivery of the proceeds of a Subordinated Loan, provided that the making of any such Subordinated Loan shall be subject to the provisions set forth in Section 1.2(a)(ii); and

                  third, unless Originator has declared the Termination Date to have occurred pursuant to Section 5.2, by accepting a contribution to Buyer's capital in an amount equal to the remaining unpaid balance of such Purchase Price.

Subject to the limitations set forth in Section 1.2(a)(ii), Originator irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Termination Date. The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of the Subordinated Note and shall be payable solely from funds that Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Purchasers.

                  (c) From and after the Termination Date, Originator shall not sell Receivables to Buyer.

                  (d) Although the Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and payable in full by Buyer to Originator on the date such Receivable came into existence, settlement of the Purchase Price between Buyer and Originator shall be effected on each Settlement Date with respect to all Receivables coming into existence (i) if settlement is effected on a monthly basis, during the same Calculation Period and based on information contained in the Monthly Report delivered by the Servicer pursuant to Article VIII of the Purchase Agreement for the Calculation Period most recently ended or (ii) if settlement is effected on a weekly basis, during the calendar week reported in the Weekly Report most recently delivered by the Servicer pursuant to Article VIII of the Purchase Agreement and based on the information contained in such Weekly Report. Although settlement shall be effected in the foregoing manner, increases or decreases in the amount owing under the Subordinated Note made pursuant to Section 1.2(b) and any contribution of capital by Originator to Buyer made pursuant to Section 1.2(b) shall be deemed to have occurred and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

         Section 1.3     Purchase Price Credit Adjustments. If on any day:
                         --------------------------------

         (a) the Outstanding Balance of a Receivable is:

                           (i) reduced as a result of any  defective or rejected
                  or returned goods or services, any discount or any adjustment or otherwise by the Originator or the Original Seller of such Receivable (other than cash Collections on account of the Receivables),

                           (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

                  (b) any of the  representations  and  warranties  set forth in
         Article II are not true when made or deemed made with respect to any Receivable, or

                  (c) any Contract with respect to any Receivable shall fail to create a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, then, in such event, Buyer shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable hereunder to Originator equal to the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation). If such Purchase Price Credit exceeds the Original Balance of the Receivables coming into existence on any day, then Originator shall pay the remaining amount of such Purchase Price Credit in cash immediately, provided that if the Termination Date has not occurred, Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Subordinated Note.

         Section 1.4 Payments and Computations, Etc. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of Originator designated from time to time by Originator or as otherwise directed by Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

         Section 1.5     Transfer of Records.
                         -------------------

                  (a) In connection with the Purchase of Receivables hereunder, Originator hereby sells, transfers, assigns and otherwise conveys to Buyer all of Originator's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with the Purchase. In connection with such transfer, Originator hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by Originator to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by Originator or is owned by others and used by Originator under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, Originator hereby agrees that upon the request of Buyer (or Buyer's assignee), Originator will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the indefeasible payment in full of the Aggregate Unpaids, and shall terminate on the date this Agreement terminates in accordance with its terms.

                  (b) Originator (i) shall take such action requested by Buyer and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased hereunder, and (ii) shall use its reasonable efforts to ensure that

         Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

         Section 1.6 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.1(b), any sale or contribution by Originator to Buyer of Receivables hereunder shall not be characterized as a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to, and hereby does, constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables hereunder shall constitute a true sale thereof, Originator hereby grants to Buyer a valid and enforceable security interest in all of Originator's right, title and interest in, to and under all Receivables now existing and hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, the Transfer Agreement, all other rights and payments relating to the Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate outstanding Purchase Price of the Receivables together with all other obligations of Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Buyer and its assigns shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1     Representations  and Warranties of Originator.
                         ----------------------------------------------
Originator hereby represents and warrants to Buyer on the date hereof, on the date of the Purchase and on each date that any Receivable is purchased by Buyer hereunder that:

                  (a) Corporate Existence and Power. Originator is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, Originator's use of the proceeds of any Purchase Price Payment made hereunder, are within its corporate powers and authority, and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which Originator is a party has been duly executed and delivered by Originator.

                  (c) No Conflict. The execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of Originator or its Subsidiaries (except as created hereunder), except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                  (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of Originator's knowledge, threatened, against or affecting Originator, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Originator is not in default with respect to any order of any court, arbitrator or governmental body that could reasonably be expected to have a Material Adverse Effect.

                  (f) Binding Effect. This Agreement and each other Transaction Document to which Originator is a party constitute the legal, valid and binding obligations of Originator enforceable against Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) Accuracy of Information. All information heretofore furnished by Originator or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is true and accurate in every material respect on the date such information is stated or certified and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date such information is stated or certified.

                  (h) Use of Proceeds. No proceeds of any Purchase Price payment to Originator hereunder will be used (i) for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to Originator or (ii) to acquire any security in any transaction that is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (i) Good Title. Immediately prior to each Purchase hereunder, Originator is the legal and beneficial owner of the Receivables and the Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Originator's ownership interest in each Receivable, its Collections and the Related Security.

                  (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each Purchase hereunder, transfer to Buyer (and Buyer shall acquire from Originator) (i) legal and equitable title to, with the right to sell and encumber each Receivable existing or hereafter arising, together with the Collections with respect thereto, and (ii) all of Originator's right, title and interest in the Related Security associated with each Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in the Receivables, the Related Security and the Collections.

                  (k) Places of Business and Locations of Records. The principal places of business and chief executive office of Originator and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) has been taken and completed. Originator's Federal Employer Identification Number is correctly set forth on Exhibit II.

                  (l) Collections.  The conditions and requirements set forth in
         Section 4.1(j) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on
         Exhibit III. Originator has not granted any Person, other than Buyer (and its assigns) dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                  (m) Material Adverse Effect. Since December 31, 1999, no event has occurred that would have a Material Adverse Effect.

                  (n) Names. In the past five (5) years, Originator has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

                  (o) Ownership of Buyer. Originator owns, directly or indirectly, 100% of the issued and outstanding capital stock of Buyer, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Buyer.

                  (p) Not a Holding Company or an Investment Company. Originator is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (q) Compliance with Law. Originator has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect..

                  (r) Compliance with Credit and Collection Policy. Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with Section 4.1(a)(vii).

                  (s) Payments to Originator. The Purchase Price received by Originator for each Receivable purchased hereunder or under any Existing Agreement constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by Originator of any Receivable hereunder or under any Existing Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

                  (t) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding

         Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (u) Eligible Receivables. Each Receivable included at any time in the Net Receivables Balance as an Eligible Receivable was, (i) in the case of the Existing Receivables, as of the date hereof, and, (ii) in the case of all other Receivables, on the later to occur of the date of the Purchase and the date it came into existence, an Eligible Receivable on such date.

                  (v) Accounting. The manner in which Originator accounts for the transactions contemplated by this Agreement does not jeopardize the characterization of the transactions contemplated herein as being true sales.

                                   ARTICLE III
                             CONDITIONS OF PURCHASE

         Section 3.1 Conditions Precedent to Purchase. The Purchase under this Agreement is subject to the conditions precedent that Buyer shall have received on or before the date of such purchase those documents listed on Schedule A and all of the conditions to the initial purchase under the Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.

         Section 3.2 Conditions Precedent to Subsequent Payments. Buyer's obligation to pay for Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that the Facility Termination Date shall not have occurred; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by Originator that such statements are then true):

                           (i) the  representations  and warranties set forth in
                  Article II are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

                           (ii) no event has  occurred  and is  continuing  that
                  will constitute a Termination Event or a Potential Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Note, by offset of amounts owed to Buyer and/or by offset of capital contributions), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to pay for such Receivable were in fact satisfied. The failure of Originator to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and to direct Originator to pay to Buyer an amount equal to the Purchase Price payment that shall have been made with respect to any Receivables related thereto.

                                   ARTICLE IV
                                    COVENANTS

         Section 4.1 Affirmative Covenants of Originator. Until the date on which this Agreement terminates in accordance with its terms, Originator hereby covenants as set forth below:

                  (a) Reporting. Originator will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (or its assigns):

                           (i) Annual Reporting. Within 120 days after the close
                  of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) Originator for such fiscal year certified in a manner reasonably acceptable to Buyer (or its assigns) by independent public accountants acceptable to Buyer (or its assigns).

                           (ii) Quarterly Reporting. Within 60 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, (A) consolidated balance sheets of Originator as at the close of each such period and (B) consolidated and consolidating statements of income and retained earnings and a statement of cash flows for Originator for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

                           (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by Originator's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                           (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of Originator, copies of all financial statements, reports and proxy statements so furnished.

                           (v) S.E.C. Filings. Promptly upon the filing thereof,
                  copies of all registration statements and annual, quarterly, monthly or other regular reports that Originator or any of its Subsidiaries files with the Securities and Exchange Commission.

                           (vi) Copies of Notices.  Promptly upon its receipt of
                  any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Agent or Company, copies of the same.

                           (vii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting Buyer's consent thereto.

                           (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of Originator as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

                  (b) Notices. Originator will notify the Buyer (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                           (i)  Termination  Events  or  Potential   Termination
                  Events. The occurrence of each Termination Event and each Potential Termination Event, by a statement of an Authorized Officer of Originator.

                           (ii) Judgment and  Proceedings.  (A) The entry of any
                  judgment  or  decree   against   Originator   or  any  of  its
                  Subsidiaries if entry of such judgment or decree, either individually or together with all other judgments and decrees then outstanding against Originator and its Subsidiaries, could reasonably be expected to have a Material Adverse Effect, and (B) the institution of any litigation, arbitration proceeding or governmental proceeding against Originator.

                           (iii) Material Adverse Effect.  The occurrence of any
                  event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                           (iv) Defaults Under Other Agreements.  The occurrence
                  of a default or an event of default under any other material financing arrangement pursuant to which Originator is a debtor or an obligor.

                           (v) Downgrade of the Originator. Any downgrade in the
                  rating of any Indebtedness of Originator by Standard and Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

                  (c) Compliance with Laws and Preservation of Corporate Existence. Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Originator will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

                  (d) Audits. Originator will furnish to Buyer (or its assigns) from time to time such information with respect to it and the Receivables as Buyer (or its assigns) may reasonably request. Originator will, from time to time during regular business hours as requested by Buyer (or its assigns) (subject to the last sentence of this Section 4.1(d)), upon reasonable notice and at the sole cost of Originator, permit Buyer (or its assigns) or their respective agents or representatives (and shall cause each Original Seller to permit Buyer (or its assigns) or their respective agents and representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or such Person's performance under any of the Transaction Documents or such Person's performance under the Contracts and, in each case, with any of the officers or employees of such Person having knowledge of such matters. All such examinations and visits shall be at the sole cost of Originator; provided, however, that (i) for so long as no Termination Event or Potential Termination Event shall have occurred and be continuing and (ii) the result of the immediately preceding examination and/or visit of such Person shall have been reasonably satisfactory to Buyer (and its assigns) (A) such examinations and/or visits shall be limited to four times per calendar year per Person and (B) such cost shall be borne by Originator not more than once per Person per calendar year (although in no event shall the foregoing be construed to limit Buyer (and its assigns) or their respective agents or representatives to one such examination and/or visit during such calendar year period with respect to each such Person).

                  (e) Keeping and Marking of Records and Books.

                           (i) Originator will (and will cause each Original Seller to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Originator will (and will cause each Original Seller to) give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                           (ii)  Originator  will (and will cause each  Original
                  Seller to) (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and further describing the Purchaser Interests of the Agent (on behalf of the Purchasers) under the Purchase Agreement and (B) upon the request of Buyer (or its assigns) after the occurrence of a Termination Event, (x) mark each Contract with a legend describing Buyer's ownership interests in the Receivables and further describing the Purchaser Interests of the Agent (on behalf of the Purchasers) and (y) deliver to Buyer (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

                  (f) Compliance with Contracts and Credit and Collection Policy. Originator will (and will cause each Original Seller to) timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                  (g) Performance and Enforcement of Transfer Agreement. Originator will, and will require each Original Seller to, perform each of their respective obligations and undertakings under and pursuant to the Transfer Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Originator under the Transfer Agreement. Originator will take all actions to perfect and enforce its rights and interests (and the rights and interests of Buyer as assignee of Originator and of the Agent as assignee of Buyer) under the Transfer Agreement as Buyer (or its assigns) may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transfer Agreement.

                  (h) Ownership. Originator will (and will cause Original Seller
         to) take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Transfer Agreement irrevocably in Originator, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Originator's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Originator therein as Buyer (or its assigns) may reasonably request), and (ii) take all necessary action to establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables and the Collections and
         (B) all of Originator's right, title and interest in the Related Security associated with the Receivables, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request).

                  (i) Purchasers' Reliance. Originator acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by the Purchase Agreement in reliance upon Buyer's identity as a legal entity that is separate from Originator and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, Originator will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of Originator and any Affiliates thereof and not just a division of Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the covenants set forth in Section 7.1(i) of the Purchase Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations ss.ss.1.1502-33(d) and 1.1552-1.

                  (j) Collections. Originator will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Originator or any Affiliate of Originator, Originator will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account
         (A) if no Termination Event and no Amortization Event has then occurred and is continuing, within two (2) Business Days following receipt thereof, and at any time a Termination Event or an Amortization Event has occurred and is continuing, immediately upon receipt thereof. At all times prior to such remittance, Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Originator will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Purchase Agreement.

                  (k) Taxes. Originator will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Originator will pay when due any taxes payable in connection with the Receivables for all periods during which such Receivables were owned by Originator, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.

                  (l) Insurance. Originator will maintain in effect, or cause to be maintained in effect, at Originator's own expense, such casualty and liability insurance as Originator deems appropriate in its good faith business judgement. Buyer and the Agent, for the benefit of the Purchasers, shall be named as additional insureds with respect to all such liability insurance maintained by Originator. Originator will pay or cause to be paid, the premiums therefor and deliver to Buyer and the Agent evidence satisfactory to Buyer and the Agent of such insurance coverage. Copies of each policy shall be furnished to Buyer, the Agent and any Purchaser in certificated form upon Buyer's, the Agent's or such Purchaser's request. The foregoing requirements shall not be construed to negate, reduce or modify, and are in addition to, Originator's obligations hereunder.

                  (m) Payment to Original Seller. With respect to any Receivable purchased by Originator from an Original Seller on or after the date hereof, such sale shall be effected under, and in strict compliance with the terms of, the Transfer Agreement, including without limitation, the terms relating to the amount and timing of payments to be made to such Original Seller with respect to the purchase price for such Receivable.

                  (n) Accuracy of Information. All information furnished by Originator or any of its Affiliates to Buyer (or its assigns) will be true and accurate in every material respect on the date such information is stated or certified and will not contain any material misstatement of fact or omit to state a material face or any fact necessary to make the statements contained therein not misleading as of the date such information is stated or certified.

         Section 4.2 Negative Covenants of Originator. Until the date on which this Agreement terminates in accordance with its terms, Originator hereby covenants that:

                  (a) Name Change, Offices and Records. In the event that Originator shall change its name, Originator shall notify Buyer (and its assigns) of such change immediately, and in any event within 10 days of the occurrence of any such change. In the event that Originator shall change its identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where any material portion of Records are kept, Originator shall notify Buyer (and its assigns) of such change as soon as reasonably practicable, and in any event within 30 days of the occurrence of any such change.

                  (b) Change in Payment Instructions to Obligors. Originator will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement acceptable to the Agent with respect to the new Collection Account or Lock-Box; provided, however, that Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                  (c) Modifications to Contracts and Credit and Collection Policy. Originator will not (and will not permit any Original Seller to) make any material change or any material amendment to the Credit and Collection Policy that could reasonably be expected to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables without the prior written consent of Buyer (and its assigns). Except as otherwise permitted in its capacity as Servicer pursuant to Article VIII of the Purchase Agreement, Originator will not (and will not permit any Original Seller to) extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with its Credit and Collection Policy.

                  (d) Sales, Liens. Originator will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or any Related Security or Collections with respect thereto, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and Originator will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under Originator. Originator shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory.

                  (e) Accounting for Purchase. Originator will not, and will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables and the Related Security by Originator to Buyer or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of the Receivables and the Related Security by Originator to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                    ARTICLE V
                               TERMINATION EVENTS

         Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

                  (a) Originator shall fail (i) to make any payment or deposit consisting of principal required hereunder when due and, in the case of any failure to make a timely payment or deposit solely by reason of any mechanical delay in or malfunction of the Fedwire system, such failure shall continue for one (1) Business Day and so long as Originator pays immediately upon demand any and all losses, costs and expenses incurred by the Buyer, any Purchaser or the Agent in connection with or as a result of such failure to make a timely payment or deposit, (ii) to make any payment or deposit (other than as referred to in clause (i) of this paragraph (a)) of any other amounts when due hereunder and such failure shall continue for three (3) consecutive Business Days, (iii) to comply with the provisions of Section 4.1(b)(i), (ii) or (iii) or
         4.2 and such failure shall continue for three (3) consecutive Business Days, (iv) to comply with the provisions of Section 4.1 (c), (f), (g),
         (h), (j), (m) or (n) and such failure shall continue for five (5) consecutive Business Days or (v) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clauses
         (i), (ii), (iii) or (iv) of this paragraph (a)) and such failure shall continue for ten (10) consecutive Business Days.

                  (b) Any representation, warranty, certification or statement made by Originator in this Agreement, any other Transaction Document to which it is a party or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

                  (c) Failure of Originator to pay any Indebtedness when due in an amount in excess of $10,000,000; or the default by Originator in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (d) (i) Originator shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by Originator seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; or (iii) any proceeding shall be instituted against Originator seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property which proceeding is not dismissed within 30 days of the institution thereof or (iv) Originator shall take any corporate action to authorize any of the actions set forth in this subsection (d).

                  (e) An "Event of Default" (as defined  therein) by  Originator
         of  its  obligations   under  Section  7.09  of  the  Interface  Credit
         Facilities.

                  (f) (i) A Change of Control shall occur or exist, or (ii) any event or condition shall occur or exist that, pursuant to the terms of any Change in Control

         Provision, requires or permits the holder(s) of Interface Control Debt to require that such Interface Control Debt be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Interface Control Debt to be accelerated in any respect; provided, however, that no Termination Event hereunder shall be deemed to exist upon the occurrence of any event or condition described in the foregoing clauses (i) or (ii) until thirty (30) days after the first occurrence or existence of such event or condition.

                  (g) One or more final judgments for the payment of money in an amount in excess of $10,000,000, individually or in the aggregate, shall be entered against Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  (h) The "Termination Date" under and as defined in the Transfer Agreement shall occur under the Transfer Agreement or the Originator or any Original Seller shall fail to observe any term or condition of the Transfer Agreement (taking into account any applicable grace period set forth therein) or Originator shall waive its right to enforce the terms and conditions of the Transfer Agreement or any Original Seller shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Originator under the Transfer Agreement.

                  (i) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Originator, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Buyer shall cease to have a valid ownership interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts, free and clear of any Adverse Claims.

                  (j) Originator shall fail to own, free and clear of any Adverse Claims, 100% of the voting stock of Buyer.

         Section 5.2 Remedies. Upon the occurrence and during the continua-tion of a Termination Event, Buyer may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by Originator; provided, however, that upon the occurrence of a Termination Event described in Section 5.1(d), or of an actual or deemed entry of an order for relief with respect to Originator under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by Originator to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

         Section 6.1 Indemnities by Originator. Without limiting any other rights that Buyer may have hereunder or under applicable law, Originator hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables, excluding, however:

                  (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                  (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                  (iii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, and any jurisdiction in which such Indemnified Party is doing business (except to the extent that any such tax is imposed by such jurisdiction based upon this Agreement or any other Transaction Document), on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests under the Purchase Agreement as a loan or loans by the Purchasers to Buyer secured by, among other things, the Receivables, the Related Security and the Collections;

provided, however, that nothing contained in this sentence shall limit the liability of Originator or limit the recourse of Buyer to Originator for amounts otherwise specifically provided to be paid by Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Originator shall indemnify Buyer for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Originator) relating to or resulting from:



                           (i) any representation or warranty made by Originator
                  (or any officer of Originator) or any Original Seller (or any officer of any Original Seller) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by Originator or any Original Seller pursuant hereto or thereto that shall have been false or incorrect when made or deemed made;

                           (ii) the failure by Originator or any Original Seller, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of Originator or any Original Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;

                           (iii) any failure of Originator or any Original Seller to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                           (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                           (v) any dispute, claim, offset or defense (other than
                  discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                           (vi) the commingling of Collections of Receivables at
                  any time with other funds;

                           (vii) any  investigation,  litigation  or  proceeding
                  related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Purchase Price Payment, the ownership of the Receivables or any other investigation, litigation or proceeding relating to Originator or any
                  Original Seller in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                           (viii) any  inability to litigate  any claim  against
                  any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (ix)  any  Termination  Event  described  in  Section
                  5.1(d);

                           (x) any failure of Originator to acquire and maintain
                  legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from the Original Seller thereof, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Originator to give reasonably equivalent value to the Original Seller thereof under the Transfer Agreement in consideration of the transfer by such Original Seller of any such Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                           (xi) any  failure  to vest  and  maintain  vested  in
                  Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables and the Collections, and all of Originator's right, title and interest in the Related Security associated with the Receivables, in each case, free and clear of any Adverse Claim;

                           (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase or at any subsequent time;

                           (xiii) any action or  omission by  Originator  or any
                  Original Seller that reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable;

                           (xiv) any attempt by any Person to void the  Purchase
                  hereunder  under   statutory   provisions  or  common  law  or
                  equitable action; and

                           (xv) the  failure of any  Receivable  included in the
                  calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

         Section 6.2 Other Costs and Expenses. The Originator shall pay to Buyer on demand all costs and out-of-pocket expenses actually incurred in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Originator shall pay to Buyer on demand any and all costs and expenses of Buyer actually incurred, if any, including reasonable counsel fees and expenses (which such counsel may be employees of Buyer or its assigns to the extent not duplicative of services provided by outside counsel, in which case such fees may consist of internally allocated costs with respect to such internal counsel; provided, that such internally-allocated costs shall not include typically separately expressed items such as telephone, telecopier and photocopy charges, each of which shall be separately stated in any invoice to Originator; provided, further, that such fees shall be as may be reasonable and customary for internal counsel of financial institutions) in connection with the enforcement of this Agreement, the Receivables Purchase Agreement and the other documents delivered hereunder and thereunder in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

                                   ARTICLE VII
                                 MISCELLANEOUS

         Section 7.1 Waivers and Amendments.

                  (a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Originator and Buyer and, to the extent required under the Purchase Agreement, the Agent and the Financial Institutions or the Required Financial Institutions.

         Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 7.2.

         Section 7.3     Protection of Ownership Interests of Buyer.

                  (a) Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the Purchaser Interests, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time, Buyer (or its assigns) may, at Originator's sole cost and expense, direct Originator to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

                  (b) If Originator fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by the Originator as provided in Section 6.2. Originator irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of Originator (i) to execute on behalf of Originator as debtor and to file financing statements necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in the Receivables. This appointment is coupled with an interest and is irrevocable.

                  Section 7.4     Confidentiality.

                  (a) Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent and Company and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Originator and its officers and employees may disclose such information to Originator's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

                  (b) Anything herein to the contrary notwithstanding, Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Financial Institutions or Company by each other, (ii) by Buyer, the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Company or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing; provided, that each such Person is informed of the confidential nature of such information. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  (c) Buyer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to Originator, the Obligors and their respective businesses obtained by it in connection with the due diligence evaluations, structuring, negotiating and execution of the Transaction Documents, and the consummation of the transactions contemplated herein and any other activities of Buyer arising from or related to the transactions contemplated herein provided, however, that each of Buyer and its employees and officers shall be permitted to disclose such confidential or proprietary information: (i) to the Agent and the other Purchasers,
         (ii) to any prospective or actual assignee or participant of the Agent or the other Purchasers who execute a confidentiality agreement for the benefit of the Originator and Buyer on terms comparable to those required of Buyer hereunder with respect to such disclosed information,
         (iii) to any rating agency, provider of a surety, guaranty or credit or liquidity enhancement to Company, (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, and (v) to the extent required pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings with competent jurisdiction (whether or not having the force or effect of law) so long as such required disclosure is made under seal to the extent permitted by applicable law or by rule of court or other applicable body.

         Section 7.5 Bankruptcy Petition. (a) Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Company or any Financial Institution that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, Company or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  (b) Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the Purchase Agreement, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.


         Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of Company, the Agent or any Financial Institution, no claim may be made by Originator or any other Person against Company, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Originator hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS OTHER THAN SECTION 5-1401 OF THE NEW YORK OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

         Section 7.8 CONSENT TO JURISDICTION. ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT AND ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

         Section 7.9. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         Section 7.10 Integration; Binding Effect; Survival of Terms.

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of Originator and Buyer, and their respective successors and permitted assigns (including any trustee in bankruptcy). Originator may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of Originator. Without limiting the foregoing, Originator acknowledges that Buyer, pursuant to the Purchase Agreement, may assign to the Agent, for the benefit of the Purchasers, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Purchase Agreement. Originator agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and Originator agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by Originator pursuant to Article II; (ii) the indemnification and payment provisions of
         Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.

         Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart to this Agreement. Any provisions of this Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

         Section 7.12 Subordination. Originator shall have the right to receive, and Buyer shall make, any and all payments relating to any indebtedness, obligation or claim, Originator may from time to time hold or otherwise have against Buyer or any assets or properties of Buyer, whether arising hereunder or otherwise existing, provided that, after giving effect to any such payment, the aggregate Outstanding Balance of Receivables owned by Buyer at such time exceeds the sum of (a) the Aggregate Unpaids under the Purchase Agreement, plus (b) the aggregate outstanding principal balance of the Subordinated Loans. Originator hereby agrees that at any time during which the condition set forth in the proviso of the immediately preceding sentence shall not be satisfied, Originator shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of Buyer owing to the Agent or any Purchaser under the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      INTERFACE, INC.

                                      By:    /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name:    Daniel T. Hendrix
                                         Title:   Executive Vice President, CFO,
                                                  Treasurer and Assistant
                                                  Secretary

                                      Address:  2859 Paces Ferry Road,
                                                Suite 2000
                                                Atlanta, GA   30339


                                      INTERFACE SECURITIZATION CORPORATION

                                      By:    /s/ Daniel T. Hendrix
                                         ------------------------------
                                         Name:    Daniel T. Hendrix
                                         Title:    President, Treasurer and
                                                  Assistant Secretary

                                      Address:  c/o Interface, Inc.
                                                2859 Paces Ferry Road,
                                                Suite 2000
                                                Atlanta, GA   30339

                                    EXHIBIT I

                                   Definitions

         This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Purchase Agreement.

         "Agent" has the meaning set forth in the Preliminary Statements to the Agreement.

         "Agreement" means the Receivables Sale Agreement, dated as of December 19, 2000, between Originator and Buyer, as the same may be amended, restated or otherwise modified.

         "Buyer" has the meaning set forth in the preamble to the Agreement.

         "Calculation Period" means each calendar month or portion thereof that elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the Purchase of Receivables hereunder and the final Calculation Period shall terminate on the Termination Date.

         "Company" has the meaning set forth in the Preliminary Statements to the Agreement.

         "Credit and Collection Policy" means each Original Seller's credit and collection policies and practices relating to Contracts and Receivables of such Original Seller existing on the date hereof and summarized in Exhibit V, as modified from time to time in accordance with the Agreement.

         "Default  Fee" means a per annum rate of  interest  equal to the sum of
(i) the Prime Rate, plus (ii) 2% per annum.

         "Dilutions" means, at any time, the aggregate amount of reductions or cancellations described in Section 1.3(a) of the Agreement.

         "Discount Factor" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of
(i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to Buyer of financing its investment in the Receivables during such period and (ii) the risk of nonpayment by the Obligors. Originator and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which Originator and Buyer agree to make such change.

         "Initial Cutoff Date" has the meaning set forth in Section 1.2(a).

         "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of Originator and its Subsidiaries, (ii) the ability of Originator to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) Originator's, Buyer's, the Agent's or any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

         "Net Value" means, as of any date of determination, an amount equal to the sum of (i) the aggregate Outstanding Balance of the Receivables at such time, minus (ii) the sum of (A) the Aggregate Capital outstanding at such time, plus (B) the Aggregate Reserves.

         "Net Worth" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of (a) the aggregate Outstanding Balance of the Receivables at such time, over (b) the sum of (i) the Aggregate Capital outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

         "Original Balance" means, with respect to any Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

         "Originator" has the meaning set forth in the preamble to the Agreement.

         "Potential Termination Event" means an event that, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

         "Purchase" means the purchase pursuant to Section 1.1(a) of the Agreement by Buyer from Originator of the Receivables and the Related Security and Collections related thereto, together with all related rights in connection therewith.

                                    Exh. I-2

         "Purchase Agreement" has the meaning set forth in the Preliminary Statements to the Agreement.

         "Purchase Price" means, with respect to the Purchase, the aggregate price to be paid by Buyer to Originator for such Purchase in accordance with
Section  1.2 of the  Agreement  for the  Receivables,  Collections  and  Related
Security being sold to Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on such date, multiplied by (y) one minus the Discount Factor in effect on such date, minus
(ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with Section 1.3 of the Agreement.

         "Purchase Price Credit" has the meaning set forth in Section 1.3 of the Agreement.

         "Receivable" means all indebtedness and other obligations owed to an Original Seller (at the time it arises, and before giving effect to any transfer or conveyance under the Transfer Agreement), Originator (after giving effect to the transfers under the Transfer Agreement and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) or in which an Original Seller, Originator or Buyer has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Original Seller, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, the Original Seller thereof or Originator treats such indebtedness, rights or obligations as a separate payment obligation.

         "Related Security" means, with respect to any Receivable:

                           (i) all of the interest of Originator or the Original
                  Seller thereof in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale or financing of which by the Original Seller thereof gave rise to such Receivable, and all insurance contracts with respect thereto,

                           (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                                    Exh. I-3

                           (iii) all  guaranties,  letters of credit,  insurance
                  and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                           (iv all service  contracts  and other  contracts  and
                  agreements associated with such Receivable,

                           (v) all Records related to such Receivable,

                           (vi) all of Originator's right, title and interest in
                  each Lock-Box and each Collection Account,

                           (vii) all of  Originator's  interest in, to and under
                  the Transfer Agreement, and

                           (viii) all proceeds of any of the foregoing.

         "Required Capital Amount" means, as of any date of determination, an amount equal to the sum of (i) the twenty-four month rolling average of Dilutions, plus (ii) the result obtained in the foregoing clause (i) of this definition, multiplied by 10%.

         "Settlement Date" means, with respect to each Calculation Period, the date that is the sixth calendar day of the month following such Calculation Period.

         "Subordinated Loan" has the meaning set forth in Section 1.2(a) of the Agreement.

         "Subordinated Note" means a promissory note in substantially the form of Exhibit VII hereto as more fully described in Section 1.2 of the Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Termination Date" means the earliest to occur of (i) the Facility Termination Date, (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(d), (iii) the Business Day specified in a written notice from Buyer to the Originator following the occurrence of any other Termination Event, and (iv) the date that is 30 Business Days after Buyer's receipt of written notice from Originator that it wishes to terminate the facility evidenced by this Agreement.



                                    Exh. I-4

         "Termination Event" has the meaning set forth in Section 5.1 of the Agreement.

         "Transaction Documents" means, collectively, this Agreement, the Transfer Agreement each Collection Account Agreement, the Subordinated Note and all other instruments, documents and agreements executed and delivered in connection herewith.

         "Transfer Agreement" has the meaning set forth in the preamble to the Agreement.

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.




                                     Exh I-5